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BROWN CAPITAL MANAGEMENT



                             Prospectus



                                                                  Balanced Fund
                                                                    Equity Fund
                                                                   Mid-Cap Fund
                                                             Small Company Fund
                                                      International Equity Fund


                                                           Institutional Shares


                                                                  July 29, 2003
                                                 Supplemented on August 8, 2003



The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank. You should read the prospectus carefully before you invest or send money.

This prospectus includes information about the Institutional Shares of the five Brown Capital Management Funds (each a "Fund" and collectively, "Funds") - one balanced fund:

o    The Brown Capital Management Balanced Fund,
     Cusip Number 66976M201
     NASDAQ Symbol BCBIX

and four equity funds:

o    The Brown Capital Management Equity Fund,
     Cusip Number 66976M300
     NASDAQ Symbol BCEIX

o    The Brown Capital Management Mid-Cap Fund,
     Cusip Number 66976M771
     NASDAQ Symbol BCMSX

o    The Brown Capital Management Small Company Fund, and
     Cusip Number 66976M409
     NASDAQ Symbol BCSIX

o    The Brown Capital Management International Equity Fund.
     Cusip Number 66976M813
     NASDAQ Symbol BCIIX


The  balanced  fund  seeks  a  maximum   total  return   consisting  of  capital
appreciation and current income. The equity funds seek long-term capital appreciation.


NOTICE: CLOSURE OF THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND TO MOST NEW INVESTORS

In August 2003, Brown Capital Management, Inc., The Brown Capital Management Small Company Fund's ("Small Company Fund") investment advisor, determined that the Small Company Fund had reached an asset base that allowed for both efficiency and maneuverability. Because the Small Company Fund did not wish to compromise this position, the Board of Trustees of The Nottingham Investment Trust II determined that it would be advisable to close the Small Company Fund to most new investors effective August 29, 2003. As conditions change in the securities markets, the Board of Trustees may or may not determine to reopen the Small Company Fund to new shareholders. Existing shareholders may continue to make additional investments.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE FUNDS......................................................................2

         Investment Objectives.................................................2
         Principal Investment Strategies.......................................3
              The Brown Capital Management Balanced Fund.......................3
              The Brown Capital Management Equity Fund.........................5
              The Brown Capital Management Mid-Cap Fund........................7
              The Brown Capital Management Small Company Fund.................10
              The Brown Capital Management International Equity Fund..........12
         Principal Risks Of Investing In The Funds............................14
              All The Funds...................................................14
              Fund Specific Risk Factors......................................15
         Bar Charts And Performance Tables....................................20
         Fees And Expenses Of The Funds.......................................26

MANAGEMENT OF THE FUNDS.......................................................28

         The Investment Advisor...............................................28
         The Administrator....................................................32
         The Transfer Agent...................................................32
         The Distributor......................................................33

INVESTING IN THE FUNDS........................................................34

         Minimum Investment...................................................34
         Purchase And Redemption Price........................................34
         Purchasing Shares....................................................35
         Redeeming Your Shares................................................37

OTHER IMPORTANT INVESTMENT INFORMATION........................................40

         Dividends, Distributions, And Taxes..................................40
         Financial Highlights.................................................42
         Additional Information.......................................Back Cover

THE FUNDS






INVESTMENT OBJECTIVES



The investment objective of The Brown Capital Management Balanced Fund is total return, consisting of capital appreciation and current income. The investment objective of The Brown Capital Management Equity Fund, The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund is long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. Each of the Funds is a diversified series of The Nottingham Investment Trust II ("Trust").

Principal Investment Strategy

The Brown Capital Management Balanced Fund

Goal
The Brown Capital Management Balanced Fund ("Balanced Fund") varies the percentage of its assets invested in equities and fixed income securities, including money market instruments, according to Brown Capital Management, Inc.'s ("Advisor") judgment of market and economic conditions and its view of which asset class can best achieve the Balanced Fund's objectives.

The percentage invested in fixed income securities (including money market instruments) will comprise not less than 25% and not more than 75% of the portfolio.

Strategy
Key elements of the Advisor's management of the Balanced Fund include:

o The equity portion of the Balanced Fund will be managed using the same investment strategies as described herein for the Equity Fund.
o Fixed income securities will be selected primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.
o The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund.
o In structuring the fixed income portion of the Fund, the Advisor examines the following:
     o spread relationships between quality grades in determining the quality distribution; and
     o expected trends in inflation and interest rates in structuring the maturity distribution.
o Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Balanced Fund) will be invested in bonds rated below "A," as rated by Standard & Poor's Ratings Services ("S&P") or by Moody's Investor Services, Inc. ("Moody's"), both nationally recognized securities rating organizations and described in the Statement of Additional Information ("SAI").

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                 % of Total Assets
                                                 -----------------
         Equity securities                           25 - 75%
         Fixed income securities and                 25 - 75%
            money market instruments

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Balanced Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Balanced Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Balanced Fund would indirectly pay both the Balanced Fund's expenses and the expenses relating to those other investment companies with respect to the Balanced Fund's assets invested in such investment companies. To the extent the Balanced Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Balanced Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Equity Fund


Goal
The Brown Capital Management Equity Fund ("Equity Fund") seeks capital appreciation by identifying securities that the Advisor believes are undervalued relative to their growth potential. These securities may be undervalued as a result of one or more of the following:

o    presently being out of favor;
o    currently not well known; or
o possessing value that is not currently recognized by the investment community.

The Equity Fund generally consists of the equity securities of medium and large capitalization companies, generally defined as those companies with a market capitalization of $1 billion or more.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

The Equity Fund invests in a variety of companies and industries as well as economic sectors.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                 % of Total Assets
                                                 -----------------
         Equity securities                            80 - 99%
         Money market instruments                      1 - 20%


This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Equity Fund would indirectly pay both the Equity Fund's expenses and the expenses relating to those other investment companies with respect to the Equity Fund's assets invested in such investment companies. To the extent the Equity Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Equity Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Mid-Cap Company Fund

Goal
The Brown Capital Management Mid-Cap Fund ("Mid-Cap Fund") seeks long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment ("mid-cap companies"). The Mid-Cap Fund also offers Investor Shares which are offered by another prospectus.

Strategy

         Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market's earnings growth rate. This determination is generated from fundamental analysis and the Advisor's assessment of the company's growth prospects over the next three to five years. Second, the company's stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings ("P/E") multiple to Advisor-forecasted earnings per share ("EPS") targets. This reasonable valuation criteria allows the Advisor to evaluate whether a company's share price is undervalued, fairly-valued, or overvalued. The Advisor has employed this investment approach since 1983.

          Fundamental Analysis

The foundation of the Advisor's investment process is fundamental analysis that principally includes:

o    financial statement analysis;
o    management interviews;
o    industry analysis; and
o    competitor analysis.

This analysis represents approximately 80% of the Advisor's investment approach.
Companies  are  identified  through   Advisor-developed   quantitative   screens
including:

o    historical EPS growth;
o    return on equity; and
o    debt-to-total capital.

Companies may also be identified through a number of other means including:

o    external research sources;
o    investment conferences;
o    in-office management visits; and
o    industry trends.

Critical to the Advisor's assessment of a company's future growth prospects is an understanding of what internal and external factors drove the company's historical revenue and earnings growth. Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company's financial and operating results over the past three to five years. The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cashflow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

         Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple. Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to "pay" more for future growth in a low interest rate environment, and is generally willing to "pay" less for future growth in a high interest rate environment, all other things being equal.

The Mid-Cap Fund's portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors. Consistent with the Advisor's investment process, the average intended holding period for companies is long-term (three to five years). The Advisor typically sells securities from the Mid-Cap Fund's portfolio when the Advisor determines that a company's future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Under normal market conditions, the Mid-Cap Fund will invest at least 80% of its total assets in the equity securities of mid-cap companies. This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Mid-Cap Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Mid-Cap Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Mid-Cap Fund would indirectly pay both the Mid-Cap Fund's expenses and the expenses relating to those other investment companies with respect to the Mid-Cap Fund's assets invested in such investment companies. To the extent the Mid-Cap Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Mid-Cap Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Goal
The Brown Capital Management Small Company Fund ("Small Company Fund") invests primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, ("small companies"). The Advisor seeks to build a portfolio of exceptional small companies with the following overall portfolio characteristics:

o price-to-earnings ratio to prospective earnings per share growth rate that is less than an appropriate market benchmark (on twelve month estimated earnings) and
o    profitability that is greater than the market benchmark.

Currently, the Small Company Fund uses the Russell 2000 Index as its market benchmark. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization common stocks.

Strategy
The Advisor believes that:

o a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
o an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

o    sustainable revenue growth;
o adequate resources to establish and defend a viable product or service market, and market share;
o    sufficient profitability to support long term growth; and
o management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                 % of Total Assets
                                                 -----------------
         Equity securities                            80 - 99%
         Money market instruments                      1 - 20%

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Small Company Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Small Company Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Small Company Fund would indirectly pay both the Small Company Fund's expenses and the expenses relating to those other investment companies with respect to the Small Company Fund's assets invested in such investment companies. To the extent the Small Company Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Small Company Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management International Equity Fund

Goal
The Brown Capital Management International Equity Fund ("International Equity Fund") invests primarily in the equity securities of non-U.S. based companies. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at the deepest discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that includes:

o relative valuation within an industry sector, and between countries or economic markets;
o    fundamental analysis of the company;
o    long term forecasting of earnings and asset values;
o fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
o    use of investment industry research; and
o use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

o no individual country will represent more than 25% at cost of the International Equity Fund's total assets;
o no more than 15% at cost of the International Equity Fund's total assets will be invested in emerging market securities;
o no individual industry will represent more than 20% at cost of the International Equity Fund's total assets; and
o no individual security will represent more than 5% at cost of the International Equity Fund's total assets.

Under  normal  market   conditions  the  portfolio   allocation  range  for  the
International Equity Fund will be:

                                                 % of Total Assets
                                                 -----------------
         Equity securities                            80 - 99%
         Money market instruments                      1 - 20%

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the International Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the International Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the International Equity Fund would indirectly pay both the International Equity Fund's expenses and the expenses relating to those other investment companies with respect to the International Equity Fund's assets invested in such investment companies. The International Equity Fund may also invest in securities of any kind including securities traded primarily in U.S. markets, in addition to the short-term investments listed above, as a temporary defensive measure. To the extent the International Equity Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the International Equity Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

All The Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their objectives.

Market Risk. The Funds will be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.

Investment Style Risk. The Advisor's investment style may subject the Funds to certain risks. A portfolio company's earnings growth may not increase as much as the Advisor assumes it will. Even if a portfolio company's earnings grow as the Advisor expects, there may not be a corresponding increase in the portfolio company's share value. Also, the Advisor's determination of reasonable valuation for a portfolio security may be incorrect. Consequently, each Fund may pay more for a portfolio security than it is worth.

Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Market Sector Risk. The percentage of each Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on each Fund's performance.

Equity Securities Risk. To the extent that the majority of each Fund's portfolio consists of common stocks, it is expected that each Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Portfolio Turnover Risk. Although the Advisor intends to hold the Funds' portfolio securities for the long-term, the Advisor may sell such portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect each Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the section of the prospectuses entitled "Financial Highlights" for the Funds' portfolio turnover rates for prior periods.

Fund Specific Risk Factors

Balanced Fund

In addition to the investment and market risks outlined above with regards to the equity portion of the Balanced Fund, there will be additional risks for the fixed income portion of the portfolio:

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Balanced Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor or counterparty fails to pay interest, the Balanced Fund's income may be reduced and if the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Balanced Fund's shares may be reduced. The Balanced Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Balanced Fund. Credit risk is particularly significant to the Balanced Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Balanced Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Balanced Fund's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Balanced Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities in the

     Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Balanced Fund's debt holdings. The Balanced Fund does not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.


Mid-Cap Fund

Mid-cap Companies Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Mid-Cap Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Small Company Fund

The  Small   Company  Fund  is  intended  for   aggressive   investors   seeking
above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Companies Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.


International Equity Fund

Foreign Securities. The International Equity Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

o Emerging Market Risk: The International Equity Fund may invest a portion of its assets in countries with less developed securities markets. However, no more than 15% of its portfolio at cost will be invested in emerging markets securities. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

o Currency Risk: Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

o Euro Risk: The International Equity Fund may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a transitional period, the Euro will coexist with each participating state's currency and the Euro is expected to eventually become the sole currency of the participating states. The introduction of the Euro is resulting in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro. Participating countries in the EMU can no longer follow independent monetary policies. This may limit a country's ability to respond to economic downturns or political upheavals, and consequently reduce the value of an investment in foreign securities.

     The consequences of the full Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the International Equity Fund are presently unclear and it is not possible to predict the eventual impact of the full Euro implementation plan. There are a number of significant risks associated with the EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to the EMU in the face of changing economic conditions. The conversion may adversely affect the International Equity Fund if the full Euro conversion does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the International Equity Fund.

o Political/Economic Risk: Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund's foreign investments.

o Regulatory Risk: Less information may be available about foreign companies. In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

o Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

BAR CHARTS AND PERFORMANCE TABLES









The bar charts shown below provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the Balanced Fund, Equity Fund, Small Company Fund, and International Equity Fund Institutional Shares' performance from year to year. Because the Mid-Cap Fund has not been in operation for an entire calendar year, there is no calendar year performance information to be presented here for that fund. However, you may request a copy of the Mid-Cap Fund's (or any other of the Fund's) most recent Annual and Semi-annual reports at no charge by calling the Funds. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

The average annual total returns tables shown below provide an indication of the risks of investing in the Funds by showing how the Funds' average annual total returns for one year, five years, ten years, and since inception, as applicable, compare to those of broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

Balanced Fund

[BAR CHART HERE:]

                             Calendar Year Returns
                                 1993 -   8.36%
                                 1994 -  -1.17%
                                 1995 -  29.75%
                                 1996 -  13.84%
                                 1997 -  18.87%
                                 1998 -  24.41%
                                 1999 -   5.27%
                                 2000 -   1.04%
                                 2001 - -11.91%
                                 2002 - -21.49%


o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 19.63% (quarter ended December 31, 1998).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (13.80)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 10.28% (quarter ended June 30, 2003).

--------------------------------------------------- ----------- ---------- -------------
           Average Annual Total Returns               Past 1     Past 5      Past 10
         Periods Ended December 31, 2002               Year       Years       Years
--------------------------------------------------- ----------- ---------- -------------
Balanced Fund
   Before taxes                                      (21.49)%    (1.76)%      5.58 %
   After taxes on distributions                      (21.76)%    (2.66)%      4.35 %
   After taxes on distributions and sale of shares   (13.18)%    (1.37)%      4.35 %
--------------------------------------------------- ----------- ---------- -------------
Benchmark of 75% S&P 500 Total Return Index/25%
Lehman Government & Corporate Bond Index*            (16.81)%     0.86 %      8.95 %
--------------------------------------------------- ----------- ---------- -------------

 *The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices. The Lehman Government & Corporate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes their returns would be lower.

Equity Fund

[BAR CHART HERE:]

                              Caledar Year Returns
                                 1993 -   6.80%
                                 1994 -  -0.75%
                                 1995 -  32.04%
                                 1996 -  19.04%
                                 1997 -  22.65%
                                 1998 -  29.15%
                                 1999 -   7.82%
                                 2000 -   0.48%
                                 2001 - -18.24%
                                 2002 - -29.05%

o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 26.64% (quarter ended December 31, 1998).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (19.95)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 11.07% (quarter ended June 30, 2003).


--------------------------------------------------- ----------- ---------- -------------
           Average Annual Total Returns               Past 1      Past 5     Past 10
         Periods Ended December 31, 2002               Year        Years      Years
--------------------------------------------------- ----------- ---------- -------------
Equity Fund
   Before taxes                                      (29.05)%     (4.09)%      5.19 %
   After taxes on distributions                      (29.05)%     (5.09)%      4.30 %
   After taxes on distributions and sale of shares   (17.84)%     (2.84)%      4.44 %
--------------------------------------------------- ----------- ---------- -------------
S&P 500 Total Return Index*                          (22.10)%     (0.59)%      9.34 %
--------------------------------------------------- ----------- ---------- -------------


 *The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

Small Company Fund

                              Caledar Year Returns
                                 1993 -   5.80%
                                 1994 -   4.81%
                                 1995 -  33.96%
                                 1996 -  17.08%
                                 1997 -  15.78%
                                 1998 -  18.39%
                                 1999 -  44.02%
                                 2000 -  15.30%
                                 2001 -  13.33%
                                 2002 - -40.35%

o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 39.72% (quarter ended December 31, 2001).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (26.95)% (quarter ended September 30, 2002).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 16.35% (quarter ended June 30, 2003).


--------------------------------------------------- ----------- ---------- -------------
           Average Annual Total Returns               Past 1      Past 5     Past 10
         Periods Ended December 31, 2002               Year        Years      Years
--------------------------------------------------- ----------- ---------- -------------
Small Company Fund
   Before taxes                                       (40.35)%     5.85 %     10.34 %
   After taxes on distributions                       (40.35)%     5.19 %      9.48 %
   After taxes on distributions and sale of shares    (24.77)%     4.88 %      8.62 %
---------------------------------------------------- ---------- ---------- -------------
Russell 2000 Index*                                   (20.48)%    (1.23)%      6.82 %
---------------------------------------------------- ---------- ---------- -------------

* The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

International Equity Fund

[BAR CHART HERE:]

                              Caledar Year Returns
                                 2000 -   -0.11%
                                 2001 -  -16.38%
                                 2002 -  -23.89%

o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 12.90% (quarter ended December 31, 2001).
o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was (23.81)% (quarter ended September 30, 2002).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 12.59% (quarter ended June 30, 2003).


-------------------------------------------------------- ----------- -----------
           Average Annual Total Returns                    Past 1      Since
         Periods Ended December 31, 2002                    Year      Inception*
--------------------------------------------------------- ---------- -----------
International Equity Fund
   Before taxes                                            (23.89)%    (8.91)%
   After taxes on distributions                            (23.97)%    (9.23)%
   After taxes on distributions and sale of shares         (14.66)%    (7.03)%
--------------------------------------------------------- ---------- -----------
MSCI EAFE International Gross Index**                      (15.66)%    (9.83)%
--------------------------------------------------------- ---------- -----------
MSCI All Country World Free EX USA Gross Index**           (14.67)%    (9.07)%
--------------------------------------------------------- ---------- -----------
MSCI EAFE International Price Index**                      (17.52)%   (10.10)%
--------------------------------------------------------- ---------- -----------
MSCI All Country World Free EX USA Price Index**           (16.53)%    (9.46)%
--------------------------------------------------------- ---------- -----------


   * May 28, 1999 (commencement of operations of the International Equity Fund) ** The MSCI EAFE International Gross Index is the Morgan Stanley Capital
      International, Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East and takes into account the value of dividends that would have been received by those securities. The MSCI EAFE International Price Index is the Morgan Stanley Capital International,

      Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East and excludes dividends that would have been received by those securities. The MSCI All Country World Free EX USA Gross Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States, and takes into account the value of dividends that would have been received by those securities. The MSCI All Country World Free EX USA Price Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States, and excludes dividends that would have been received by those securities. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes their returns would be lower. In prior prospectuses, the Fund compared its performance against only the MSCI EAFE International Price Index and the MSCI All Country World Free EX USA Price Index ("Price Indices"). The MSCI EAFE International Gross Index and the MSCI All Country World Free EX USA Gross Index ("Gross Indices") will replace the MSCI EAFE International Price Index and the MSCI All Country World Free EX USA Price Index, respectively, in future prospectuses because the Advisor believes that the Gross Indices provide a more accurate comparison to the Fund's performance than the Price Indices.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds:


Shareholder Fees For Institutional Shares
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases
   (as a percentage of offering price) .....................................None
Redemption Fee
    (as a percentage of amount redeemed)....................................None


Annual Fund  Operating  Expenses For  Institutional  Shares
(expenses  that are deducted from fund assets)



                                                                          Small   International
                                            Balanced   Equity   Mid-Cap  Company     Equity
                                            --------   ------   -------  -------     ------

Management Fees............................... 0.65%    0.65%    0.75%    1.00%      1.00%
Distribution and/or Service (12b-1) Fees....... None     None     None     None       None
Other Expenses................................ 1.18%    1.24%   14.53%    0.23%      2.63%
                                               ----     ----    -----     ----      -----
Total Annual Fund Operating Expenses*......... 1.83%    1.89%   15.28%    1.23%      3.63%
     Fee Waivers and/or Expense Reimbursements(0.63)%  (0.69)% (13.98)%   0.00%     (1.63)%
                                               ----     ----    -----     ----       ----
     Net Expenses............................. 1.20%    1.20%    1.30%    1.23%      2.00%
                                               ====     ====     ====     ====       ====


    *"Total Annual Fund Operating Expenses" are based upon actual expenses incurred by each of the Funds' Institutional Shares for the fiscal year ended March 31, 2003. The Advisor has entered into contractual agreements with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.20% of the average daily net assets of the Balanced Fund and the Equity Fund, 1.30% of the average daily net assets of the Mid-Cap Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2004. It is expected that the contractual agreements will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years for the Balanced Fund, the Equity Fund, the Small Company Fund, and the International Equity Fund and three (3) fiscal years for the Mid-Cap Fund, provided that the respective fund's total assets exceed $20 million for the Balanced Fund, the Equity Fund, the Small Company Fund, the International Equity Fund and $15 million for the Mid-Cap Fund. Additionally, the respective fund must reach a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the respective fund to exceed the corresponding annual expense ratio limit as described above. See the "Management of the Funds - Expense Limitation Agreements" section below for more detailed information.

Example: This example shows you the expenses that you may pay over time by investing in the Institutional Shares of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. This example assumes the following conditions:

     (1)  You invest $10,000 in one or more of the Funds for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


------------------------ ------------ ------------- ------------- --------------
         Fund               1 Year       3 Years       5 Years       10 Years
------------------------ ------------ ------------- ------------- --------------
       Balanced              $122          $514          $932         $2,096
------------------------ ------------ ------------- ------------- --------------
        Equity               $122          $527          $957         $2,155
------------------------ ------------ ------------- ------------- --------------
        Mid-Cap              $132         $2,984        $5,280        $9,246
------------------------ ------------ ------------- ------------- --------------
     Small Company           $125          $390          $676         $1,489
------------------------ ------------ ------------- ------------- --------------
  International Equity       $203          $961         $1,740        $3,783
------------------------ ------------ ------------- ------------- --------------

MANAGEMENT OF THE FUNDS











THE INVESTMENT ADVISOR

The Funds' investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to advisory contracts with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $4.7 billion in assets under management.

The Funds will be managed primarily by a portfolio management team consisting of the following:

------------------------- ------------------ -------------------------------------------
                              Portfolio
         Fund(s)               Manager                     Work Experience
------------------------- ------------------ -------------------------------------------
Balanced Fund             Management         The three  funds are managed by a team led
Equity Fund               Team led by        by Eddie C. Brown.  Mr.  Brown is founder,
Mid-Cap Fund              Eddie C. Brown     President and  controlling  shareholder of
                                             the  Advisor.  Mr. Brown has been with the
                                             Advisor   since  its  inception  in  1983.
                                             Theodore  M.  Alexander  III,   Calvin  H.
                                             Baker,  Maurice L.  Haywood and Stephon A.
                                             Jackson  work  together  with Mr. Brown in
                                             the  management  of the three  funds.  Mr.
                                             Alexander,  Vice  President  and Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             October   1995.   Prior   to   this,   Mr.
                                             Alexander  was  a  Securities  Analyst  at
                                             Legg Mason Wood  Walker  from June 1994 to
                                             October  1995.  From June 1990 to  January
                                             1994,  Mr.   Alexander  was  a  Securities
                                             Analyst  at Alex  Brown & Sons,  Inc.  Mr.
                                             Baker,   Vice   President   and  Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             August  2000.  Prior  to this,  Mr.  Baker
                                             was   a   Financial   Executive   at   the
                                             Wisconsin    Energy    Corporation    from
                                             September   1991   to  June   2000.   From
                                             September   1988  to  July  1991  he  also
                                             served  as  a   Financial   Executive   at
                                             Economic  Development   Corporation.   Mr.
                                             Haywood,  Portfolio  Manager,  joined  the
                                             Advisor in February  2000.  Prior to this,
                                             Mr.  Haywood was a Partner and  Investment
                                             Analyst  at  Holland  Capital   Management
                                             from November  1993 to January 2000.  From
                                             August 1987 to November  1993, Mr. Haywood
                                             was an Assistant  Vice  President at First
                                             National  Bank of  Chicago.  Mr.  Jackson,
                                             Vice      President      and     Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             July  1997.  Prior  to this,  Mr.  Jackson
                                             was   Portfolio   Manager/   Director   of
                                             Research  at NCM Capital  Management  from
                                             March 1994 to June  1997.  From March 1993
                                             to March 1994,  Mr. Jackson was an Analyst
                                             at Putnam Investments.
------------------------- ------------------ -------------------------------------------
Small Company Fund        Management Team    Mr.  Lee is a Senior  Vice  President  and
                          led by Keith A.    has  been  a  portfolio   manager  of  the
                          Lee                Advisor  since  1991.  Prior to this,  Mr.
                                             Lee  was  a  Vice   President   at   Nexus
                                             Consulting  from June  1990 to June  1991.
                                             From November  1987 to July 1988,  Mr. Lee
                                             was  an  Investment  Representative  at BT
                                             Alex  Brown.  Mr. Lee works with Robert E.
                                             Hall,  Kempton  Ingersol,  Amy  Zhang  and
                                             Eddie C.  Brown in the  management  of the
                                             fund.  Mr.  Hall,  Senior  Vice  President
                                             and Portfolio Manager/Analyst,  joined the
                                             Advisor  in  September   1993.   Prior  to
                                             this,  Mr. Hall was an Investment  Advisor
                                             at the  Investment  Center from March 1990
                                             to  August   1993.   From  April  1983  to
                                             December  1989,  Mr.  Hall was an  Advisor
                                             and Portfolio  Manager for Emerging Growth

                                       29

                                             Partners.    Mr.    Ingersol,    Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             March  1999,  but  started in his  current
                                             role in  November  2000.  From  March 1999
                                             through  October 2000, Mr. Ingersol served
                                             as Brown  Capital  Management's  Marketing
                                             Director  in the  Texas  Region.  Prior to
                                             that, he was an Investment  Banker at both
                                             Dain  Rauscher  Incorporated  and  Grigsby
                                             Brandford  &  Company  from  June  1997 to
                                             March  1999 and April  1994 to June  1997,
                                             respectively.    Ms.   Zhang,    Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             December   2002.   Prior  to  joining  the
                                             Advisor,  Ms. Zhang was an analyst at both
                                             Epsilon  Investment   Management  LLC  and
                                             Templeton  from  June  1999  to  September
                                             2002  and  January   1998  to  June  1999,
                                             respectively.
------------------------- ------------------ -------------------------------------------
International Equity      Management Team    Mr.  Ramos has been Vice  President of the
Fund                      led by Eddie       Advisor  since  December  1998.  Mr. Ramos
                          Ramos              works  with  Edwin Lugo and Eddie C. Brown
                                             in   the    management    of   the   fund.
                                             Previously,  Mr. Ramos was Vice  President
                                             at Templeton  Investment Counsel from July
                                             1993   to   November   1998.   Mr.   Lugo,
                                             Portfolio   Manager/Analyst,   joined  the
                                             Advisor in February  2002.  Formerly,  Mr.
                                             Lugo  was a Vice  President  at  Templeton
                                             Investment   Counsel  from  July  1996  to
                                             February 2002.
------------------------- ------------------ -------------------------------------------

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds' average daily net assets at the annual rate of:

      Balanced Fund and Equity Fund:
      0.65% of the first $100 million
      0.50% on all assets over $100 million

      Mid-Cap Fund:
      0.75% on all assets

      Small Company Fund:
      1.00% on all assets

      International Equity Fund:
      1.00% of the first $100 million
      0.75% on all assets over $100 million

During the Funds' last fiscal year, fiscal year ended March 31, 2003, the Advisor waived a portion of the advisory fees for the Balanced Fund and the Equity Fund and all of its fees for the Mid-Cap Fund and the International Equity Fund. Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

                                            Fees Paid to the Advisor
                Fund                        as a Percentage of Assets
                ----                        -------------------------

            Balanced Fund                            0.03%
            Equity Fund                              0.05%
            Mid-Cap Fund                             0.00%
            Small Company Fund                       1.00%
            International Equity Fund                0.00%

Expense Limitation Agreements. In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds ("Expense Limitation Agreements"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.20% of the average daily net assets of the Balanced Fund and the Equity Fund, 1.30% of the average daily net assets of the Mid-Cap Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2004. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreements, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements. The Trust may terminate the respective expense limitation agreement upon 90 days' prior written notice to the Advisor with respect to the Balanced, Equity, Small Company and International Equity Funds and at any time upon written notice to the Advisor with respect to the Mid-Cap Fund. The Advisor may also terminate the expense limitation agreements upon 90 days' prior written notice to the Trust with respect to the Balanced, Equity, Small Company and International Equity Funds and at the end of the then-current term upon not less than 90 days' prior written notice to the Trust with respect to the Mid-Cap Fund.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous five
(5) fiscal years with respect to the Balanced, Equity, Small Company and International Equity Funds and the previous three (3) fiscal years with respect to the Mid-Cap Fund, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund's assets exceed $20 million with respect to the Balanced, Equity, Small Company and International Equity Funds or $15 million with respect to the Mid-Cap Fund; (ii) the particular fund's total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Funds as a factor in the selection of brokers and dealers.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Funds.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Funds. As indicated later in the section of this Prospectus entitled "Investing in the Funds," the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others.

Other Expenses. In addition to the 12b-1 fees for the Investor Shares of the Mid-Cap Fund and the investment advisory fees, the Funds pay all expenses not assumed by the Funds' Advisor, including, without limitation: the fees and expenses of their independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUNDS



MINIMUM INVESTMENT

The Funds' Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh
Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. Each Fund's net asset value per share is calculated by dividing the value of the particular fund's total assets, less liabilities (including that fund's expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International Equity Fund), the net asset values of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing each of the Funds' total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. Each of the Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds'
shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Funds' remaining shareholders to make payment in cash, each of the Funds may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.



PURCHASING SHARES

The Funds have authorized one or more brokers to accept purchase and redemption orders on their behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular fund(s), Administrator, and Transfer Agent. The particular fund(s) will charge a $20 fee and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the applicable fund to:

             Brown Capital Management Funds
             [Name of Fund]
             Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable fund and to "Institutional Shares" on your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met. Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4226, before wiring funds, to advise the Funds of the investment, dollar amount, and the account identification number. Failure to identify the fund you wish to invest in may cause a delay in processing your request. Additionally, please have your bank use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For credit to: (please specify)
                  The Brown Capital Management Balanced Fund
                      Account # 2000000861917
                  The Brown Capital Management Equity Fund
                      Account # 2000000861768
                  The Brown Capital Management Mid-Cap Fund
                      Account # 2000008667935
                  The Brown Capital Management Small Company Fund
                      Account # 2000000861904
                  The Brown Capital Management International Equity Fund
                      Account # 2000001293296
             For further credit to: (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of the Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Shares may only be exchanged for

Institutional Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior written notice.

Stock Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Funds' share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.



REDEEMING YOUR SHARES


Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             Brown Capital Management Funds
             [Name of Fund]
             Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the applicable fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1) Designation of Institutional Shares and name of fund (Balanced Fund, Equity Fund, Mid-Cap Fund, Small Company Fund, or International Equity
          Fund),
     (2)  Shareholder(s) name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption proceeds to the shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Funds' custodian for wire redemptions. The Funds' custodian currently charges the particular fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4226. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 30 days' prior written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds' net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and each of the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.





OTHER IMPORTANT
INVESTMENT INFORMATION


DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.

The Funds will distribute most of their income and gains to their shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable at the long-term capital gains tax rate. If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designed by the Funds as qualifying for the DRD. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The International Equity Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the International Equity Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried
individuals   (presently  28%  for  2003)  for  all  distributions   payable  to
shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Funds may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand each Fund's financial performance for the previous five fiscal years for the Balanced Fund, the Equity Fund, and the Small Company Fund and since inception of the Mid-Cap Fund and the International Equity Fund. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data for the fiscal years and periods below have been audited by Deloitte & Touche LLP, independent auditors, whose reports covering such years and periods are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds at 1-877-892-4226.

The Brown Capital Management Balanced Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)


                                                                                     Year ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                   2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................   $     15.12   $     15.61   $     18.20   $     17.78   $     16.83

      (Loss) income from investment operations
           Net investment income ...........................          0.11          0.15          0.16          0.10          0.13
           Net realized and unrealized (loss) gain
               on investments ..............................         (3.41)        (0.49)        (2.04)         1.34          1.39
                                                               -----------   -----------   -----------   -----------   -----------

               Total from investment operations ............         (3.30)        (0.34)        (1.88)         1.44          1.52
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net investment income ...........................         (0.11)        (0.15)        (0.16)        (0.10)        (0.13)
           Net realized gain from investment transactions ..          0.00         (0.00)        (0.55)        (0.92)        (0.44)
                                                               -----------   -----------   -----------   -----------   -----------

               Total distributions .........................         (0.11)        (0.15)        (0.71)        (1.02)        (0.57)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................   $     11.71   $     15.12   $     15.61   $     18.20   $     17.78
                                                               ===========   ===========   ===========   ===========   ===========

Total return ...............................................        (21.85)%       (2.15)%      (10.69)%        8.22 %        8.99 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $    10,688   $    13,580   $    13,399   $    14,278   $     9,603
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........     1.83 %        1.71 %        1.54 %        1.59 %        2.11 %
           After expense reimbursements and waived fees .........     1.20 %        1.20 %        1.20 %        1.20 %        1.20 %
      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ........     0.26 %        0.48 %        0.59 %        0.21 %       (0.17)%
           After expense reimbursements and waived fees .........     0.89 %        0.99 %        0.92 %        0.60 %        0.74 %

      Portfolio turnover rate ...................................    44.22 %       27.95 %       46.05 %       45.01 %       58.38 %

The Brown Capital Management Equity Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)


                                                                                     Year ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                   2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year .........................   $     17.73   $     18.49   $     24.26   $     23.24   $     21.87

      (Loss) income from investment operations
           Net investment loss .............................         (0.05)        (0.07)        (0.07)        (0.09)        (0.08)
           Net realized and unrealized (loss) gain
               on investments ..............................         (5.34)        (0.66)        (3.67)         3.13          2.14
                                                               -----------   -----------   -----------   -----------   -----------

               Total from investment operations ............         (5.39)        (0.73)        (3.74)         3.04          2.06
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net realized gain from investment transactions ..          0.00         (0.03)        (2.03)        (2.02)        (0.69)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................   $     12.34   $     17.73   $     18.49   $     24.26   $     23.24
                                                               ===========   ===========   ===========   ===========   ===========

Total return ...............................................        (30.40)%       (3.97)%      (16.85)%       13.41 %        9.34 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $    10,232   $    14,249   $    10,722   $    10,394   $     9,822
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ..           1.89 %        1.75 %        1.75 %        1.75 %        1.88 %
           After expense reimbursements and waived fees ...           1.20 %        1.20 %        1.20 %        1.20 %        1.20 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ..          (1.08)%       (1.01)%       (0.93)%       (0.95)%       (1.07)%
           After expense reimbursements and waived fees ...          (0.39)%       (0.46)%       (0.37)%       (0.40)%       (0.39)%

      Portfolio turnover rate .............................          65.96 %       34.62 %       57.18 %       52.09 %       67.43 %

The Brown Capital Management Mid-Cap Fund

Institutional Shares
(For a Share Outstanding Throughout the Period)

                                                          Period ended March 31,
                                                                   2003 (a)
                                                                   --------

Net asset value, beginning of period ......................     $     10.00

      Income from investment operations
           Net investment loss ............................           (0.04)
           Net realized and unrealized gain on investments             0.32
                                                                -----------

               Total from investment operations ...........            0.28
                                                                -----------

Net asset value, end of period ............................     $     10.28
                                                                ===========

Total return ..............................................            2.80 %(b)
                                                                ===========

Ratios/supplemental data
      Net assets, end of period ...........................     $     1,635
                                                                ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ..           15.28 %(c)
           After expense reimbursements and waived fees ...            1.30 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ..          (14.92)%(c)
           After expense reimbursements and waived fees ...           (0.94)%(c)

      Portfolio turnover rate .............................           12.08 %




(a) For the period from September 30, 2002 (date of initial public investment) to March 31, 2003.
(b) Not annualized.
(c) Annualized.

The Brown Capital Management Small Company Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)


                                                                                         Year ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                        2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............................      $  33.92     $  27.15     $  32.43     $  19.48     $  21.02

      (Loss) income from investment operations
           Net investment loss .................................         (0.21)       (0.17)       (0.04)       (0.18)       (0.12)
           Net realized and unrealized (loss) gain on investments       (13.69)        7.16        (3.43)       15.25        (1.19)
                                                                      --------     --------     --------     --------     --------

               Total from investment operations ................        (13.90)        6.99        (3.47)       15.07        (1.31)
                                                                      --------     --------     --------     --------     --------

      Distributions to shareholders from
           Net realized gain from investment transactions ......          0.00(a)     (0.22)       (1.81)       (2.12)       (0.23)
                                                                      --------     --------     --------     --------     --------

Net asset value, end of year ...................................      $  20.02     $  33.92     $  27.15     $  32.43     $  19.48
                                                                      ========     ========     ========     ========     ========

Total return ...................................................        (40.98)%      25.72 %     (11.29)%      78.85 %      (6.27)%
                                                                      ========     ========     ========     ========     ========

Ratios/supplemental data
      Net assets, end of year (000's) ..........................      $379,838     $412,694     $138,682     $ 61,020     $ 24,078
                                                                      ========     ========     ========     ========     ========


      Ratio of expenses to average net assets ..................          1.23 %       1.24 %       1.35 %       1.48 %       1.85 %

      Ratio of net investment loss to average net assets .......         (1.05)%      (0.83)%      (0.23)%      (0.99)%      (1.33)%

      Portfolio turnover rate ..................................          0.91 %       7.34 %       7.57 %      28.26 %      29.45 %


(a) The actual distribution is less than $0.01 per share.

The Brown Capital Management International Equity Fund

Institutional Shares
(For a Share Outstanding Throughout each Period)

                                                                                          Year ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................     $      9.04     $      9.71     $     11.83     $     10.00

   (Loss) income from investment operations
        Net investment income .................................            0.01            0.05            0.03            0.02
        Net realized and unrealized (loss) gain on investments and
          foreign  currency translations ......................           (2.73)          (0.68)          (1.83)           1.83
                                                                    -----------     -----------     -----------     -----------
            Total from investment operations ..................           (2.72)          (0.63)          (1.80)           1.85
                                                                    -----------     -----------     -----------     -----------

   Distributions to shareholders from
        Net investment income .................................            0.00           (0.02)          (0.02)          (0.02)
        Tax return of capital .................................            0.00           (0.02)           0.00            0.00
        Net realized gain from investment transactions ........            0.00            0.00           (0.30)           0.00
                                                                    -----------     -----------     -----------     -----------
            Total distributions ...............................            0.00           (0.04)          (0.32)          (0.02)
                                                                    -----------     -----------     -----------     -----------

Net asset value, end of period ................................     $      6.32     $      9.04     $      9.71     $     11.83
                                                                    ===========     ===========     ===========     ===========


Total return ..................................................          (30.09)%         (6.46)%        (15.67)%         18.56 %(b)
                                                                    ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of period ...............................     $     4,355     $     6,209     $     2,699     $     1,648
                                                                    ===========     ===========     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......            3.63 %          3.55 %          6.26 %          9.23 %(c)
           After expense reimbursements and waived fees .......            2.00 %          2.00 %          2.00 %          2.00 %(c)
      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ......           (1.54)%         (0.86)%         (3.95)%         (7.11)%(c)
           After expense reimbursements and waived fees .......            0.09 %          0.69 %          0.30 %          0.12 %(c)
      Portfolio turnover rate .................................           38.43 %          5.90 %         14.85 %         23.61 %

(a) For the period from May 28, 1999  (commencement  of operations) to March 31,2000.
(b) Not annualized.
(c) Annualized.

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II

Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) by contacting the Funds at:

Documented:

Brown Capital Management Funds                     Internet:
Institutional Shares
c/o NC Shareholder Services                        www.browncapital.com
The Nottingham Company
116 South Franklin Street                          E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365             Info@ncfunds.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

                                                              [Logo Here]

                                                       BROWN CAPITAL MANAGEMENT